UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ARIEL INVESTMENT TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Contents

1.               Shareholder Message

2.               Questions and Answers

3.               Notice of Special Meeting

4.               Proxy Statement

5.               Appendices

A.           Nominees owning over 1% of any Fund, Shareholders owning over 5% of any Fund, and Eligible Votes

B.             Audit Committee Charter

C.             Officers of the Ariel Investment Trust and the Adviser

D.            Current Fundamental Investment Restrictions for Ariel Fund and Ariel Appreciation Fund

E.              Proposed Uniform Fundamental Investment Restrictions for Ariel Fund and Ariel Appreciation Fund

F.              Non-fundamental Investment Restrictions Intended to be Adopted by the Board of Trustees of Ariel Fund and Ariel Appreciation Fund

6.               Proxy Card

December 2, 2005

Dear fellow shareholder:

A special meeting of the shareholders of Ariel Investment Trust, and its series Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund (each a “Fund” and together, the “Funds” or the “Ariel Mutual Funds”), will take place on January 13, 2006, and we are asking for your participation. You do not need to attend the meeting to participate. However, it is important that you take a few minutes to read the enclosed material and then vote your shares. You can vote by Internet, by telephone, or by mailing the enclosed proxy voting card(s) in the postage-paid envelope.

The Funds have two proposals up for vote. Shareholders of the Funds are being asked to take action on the following items:

1.             Election/re-election of all Trustees of the Board of Trustees; and

2.             Shareholders of Ariel Fund and Ariel Appreciation Fund are being asked to approve proposals that are intended to help Ariel Fund and Ariel Appreciation Fund increase their investment flexibility, and modernize their investment restrictions.

The Board of Trustees unanimously recommends approving the proposals.

No matter how many shares you own, your vote is important. Voting by Internet or telephone is faster and makes it easier for the Funds to process your vote. Please join me in exercising your rights as a shareholder by reviewing the attached materials and casting your vote prior to the shareholder meeting on January 13, 2006.

We thank you for your time and attention to this important matter.

Sincerely,

Merrillyn J. Kosier

Vice President and Trustee

Questions and Answers about the Proposals

WHAT ARE YOU VOTING ON?

Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund (each a “Fund” and collectively, the “Funds” or the “Ariel Mutual Funds”) are asking shareholders to vote on two proposals:

1.             To elect Trustees. Shareholders are being asked to elect or re-elect all Ariel Investment Trust Trustees.

2.             To change, eliminate or reclassify certain investment restrictions of Ariel Fund and Ariel Appreciation Fund. Shareholders of Ariel Fund and Ariel Appreciation Fund are being asked to change, eliminate or reclassify certain investment restrictions of those Funds. The main reasons for these proposed changes are to allow these Funds a greater degree of investment flexibility, modernize their investment restrictions, and help make the Funds’ investment restrictions consistent with the investment restrictions of Ariel Focus Fund.

WHAT ROLE DO THE TRUSTEES PLAY (PROPOSAL 1)?

The Board of Trustees is responsible for overseeing the management of the Funds. The Trustees meet regularly to review the Funds’ activities, contractual arrangements and respective performance. Trustees are fiduciaries and have an obligation to serve the best interests of the shareholders.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL RESTRICTIONS (PROPOSAL 2)?

Ariel Fund’s and Ariel Appreciation Fund’s fundamental investment restrictions were initially drafted in 1986. In some cases, these restrictions reflect government regulations that no longer exist. In other cases, the limitations are more stringent than current government regulations require. The Board of Trustees believes the proposed changes in investment restrictions will benefit shareholders by allowing the portfolio managers of the two Funds to adapt more quickly to future changes in investment opportunities. The proposed changes in investment restrictions that the two Funds wish to adopt are consistent with the investment restrictions of Ariel Focus Fund, a mutual fund established in 2005. The Board of Trustees desires to have comparable fundamental investment restrictions in place for all of the Ariel Mutual Funds, thereby reducing confusion regarding the applicability of investment restrictions to the various Funds in the Trust.

HAVE THE TRUSTEES APPROVED EACH PROPOSAL?

Yes. The Trustees have approved all of the proposals and recommend that you vote to approve them.

HOW MANY VOTES MAY I CAST?

As a shareholder, you are entitled to one vote for each share you own of the Funds on the record date, and each fractional share is entitled to a proportionate share of one vote. The record date is November 14, 2005. All shareholders of all of the Ariel Mutual Funds will vote together on the election/re-election of the Trustees (Proposal 1). The shareholders of Ariel Fund and Ariel Appreciation Fund will vote separately on changing each Fund’s fundamental investment restrictions (Proposal 2).

How to Vote Your Shares

Voting your shares is easy and will only take a few minutes. Please refer to the enclosed proxy card for more detail regarding how to vote your shares.

The information on these pages is only a summary. Before you vote, please read the following proxy statement. It’s important to participate and vote as soon as you can.

Notice of Special Meeting

TO ALL SHAREHOLDERS OF THE ARIEL MUTUAL FUNDS:

Notice is hereby given that a special meeting of the shareholders of all series of the Ariel Investment Trust will be held at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, on January 13, 2006, beginning at 9:00 a.m. Central Time for the following purposes:

1.             To elect trustees; and

2.             To amend, eliminate, or reclassify certain fundamental investment restrictions of Ariel Fund and Ariel Appreciation Fund.

The shareholders may also consider and act upon any matters that may properly come before the meeting and any adjourned session thereof.

The close of business on November 14, 2005, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and are entitled to vote.

By order of the Board of Trustees,

Erik D. Ojala

Vice President and Secretary

December 2, 2005

Proxy Statement

PROXY STATEMENT FOR THE
SPECIAL MEETING OF SHAREHOLDERS
OF THE ARIEL MUTUAL FUNDS
TO BE HELD ON JANUARY 13, 2006

Ariel Investment Trust
200 East Randolph Drive, Suite 2900
Chicago, Illinois 60601

PURPOSE OF THIS DOCUMENT

This proxy statement is being furnished to shareholders of each of Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund (each a “Fund” and together, the “Funds” or the “Ariel Mutual Funds”) in connection with the solicitation of proxies by and on behalf of the Board of Trustees (collectively, the “Board” or “Trustees” and individually, “Trustee”) for use at the Special Meeting (the “Meeting”). The Meeting will be held at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, on January 13, 2006, beginning at 9:00 a.m. Central Time and at any adjournments thereof. This proxy statement is first being mailed to shareholders on or about December 2, 2005.

WHO MAY VOTE

The Board of Trustees fixed the record date as of the close of business on November 14, 2005. Only holders of shares of the Funds at the close of business on the record date are entitled to notice of, and to vote at, the meetings.

Appendix A lists any nominees who owned more than 1% of any Fund, lists the aggregate number of shares of the Funds owned by Ariel Capital Management, LLC (the “Adviser”) and the Trustees of Ariel Investment Trust (the “Trust”), and lists all shareholders who owned 5% or more of any Fund. Shareholders as of the record date are entitled to one vote for each share, and each fractional share is entitled to a proportionate share of one vote, upon each matter properly submitted to the meeting. Shareholders may vote on such other business as may properly come before the meeting.

HOW TO VOTE

Please refer to the enclosed proxy card for more detail regarding how to vote your shares.

If you vote by mail, complete, date, sign, and return the enclosed proxy card in the accompanying envelope. If you properly execute and return your proxy card prior to the meeting, your shares will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxies will be voted FOR the proposals described in this proxy statement.

Merrillyn J. Kosier, Erik D. Ojala, and Arthur Don, the persons named in the accompanying form of proxy, intend to be present at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting. You may revoke your proxy at any time prior to its exercise by voting in person at the meeting or by submitting, before the meeting, written notice of revocation or a later dated proxy.

FUNDS VOTING ON EACH PROPOSAL

All Funds Voting

Proposal 1: Electing or re-electing all Trustees.

Ariel Fund and Ariel Appreciation Fund Voting

Proposals 2A through 2Q: Approving a uniform set of fundamental investment restrictions and eliminating a variety of former fundamental investment restrictions.

Proposal 1:

The twelve (12) nominees for the Board of Trustees who receive the highest number of votes will be elected Trustees. All shareholders of all of the Ariel Mutual Funds will vote together on Proposal 1.

Proposal 2:

The amendment, elimination, or reclassification of certain fundamental investment restrictions for each of Ariel Fund and Ariel Appreciation Fund requires the favorable vote of a majority of the eligible votes of a Fund as defined by the Investment Company Act of 1940 (the “1940 Act”). A majority of eligible votes of each Fund is the affirmative vote of the lesser of (i) 67% of such votes if the holders of more than 50% of the total eligible votes of the Fund are represented at the meeting, or (ii) more than 50% of the total eligible votes of the Fund.

QUORUM & VOTING REQUIREMENTS

In order to take action on any proposal (or element of a proposal), a quorum of 25% of the votes entitled to be cast on the proposal must be represented in person or by proxy.

If a quorum is not present at a meeting, or if sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies.

A shareholder vote may be taken on any other matter to come properly before the Meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. The Board does not presently know of any matter to be considered at the Meeting other than the matters described in the Notice of Special Meeting accompanying this proxy statement.

Abstentions and broker “non-votes” (proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote) will be counted as present for purposes of determining the presence of a quorum, but will have no effect on any motion to adjourn the Meeting or on the election of Trustees (Proposal 1). Further, abstentions and broker “non-votes” will not be counted as votes FOR Proposal 2. Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST Proposal 2.

Proposal 1

ELECTION OF TRUSTEES

It is proposed that shareholders of the Funds elect twelve (12) nominees to serve as Trustees, each to hold office until a successor is elected and qualified. Ten (10) of the nominees currently serve as Trustees and it is proposed that they be re-elected. Of those ten nominees, seven have previously been approved by the shareholders. The remaining two nominees, H. Carl McCall and James M. Williams, are deemed to be independent from the Funds and the Adviser. The selection and nomination of those nominees was made by the Governance Committee, which is comprised entirely of independent Trustees. The persons named in the accompanying proxies intend to vote for the election of the persons listed below unless shareholders indicate on their proxy cards their desire to withhold authority to vote for election of any of the nominees to office.

Each nominee has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. There is no arrangement or understanding between any nominee and any other person pursuant to which such nominee was or is to be selected as a Trustee. The Board does not know of any reason why any nominee would be unable or unwilling to serve as a Trustee, but if any nominee should become unable to serve prior to the meeting, the proxy holders reserve the right to vote for another person of their choice as nominee or nominees. No nominee for Independent Trustee has purchased or sold any securities of the Adviser or its affiliates, other than the Funds, during the Fiscal year ended September 30, 2005. Appendix A lists any nominees who owned more than 1% of any Fund, lists the aggregate number of shares of the Funds owned by the Adviser and the Trustees of the Ariel Mutual Funds, and lists all shareholders who owned 5% or more of any Fund. The Funds have no knowledge as to whether any nominee has the right to acquire beneficial ownership of shares of the Funds.

INFORMATION ABOUT THE NOMINEES

This table shows basic information about each nominee. Ten of the twelve nominees currently serve as a Trustee of the Funds. Mr. McCall and Mr. Williams, the two new nominees, currently do not serve as Trustees and will not begin service until their election at the Meeting. Mr. McCall was recommended to the Governance Committee for consideration by an independent Trustee. Mr. Williams was recommended for consideration by the President of the Trust, who is also a Trustee and an affiliate of the Adviser, and he was also recommended to the Governance Committee for consideration by an independent Trustee.

Each of the nominees, upon their election, shall hold office until the election of his or her successor at a meeting of the shareholders of the Trust, or his or her earlier resignation, removal, or retirement from the position of Trustee. For purposes of their duties as Trustees, the address of each individual listed below is 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. Nine of the twelve nominees are Independent Trustees (that is, they are not “interested persons” as defined in the 1940 Act). The Interested Trustees are indicated by footnote below.

Name (Age)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Bert N. Mitchell, CPA (67)	Independent Chairman of the Board of Trustees; Chairman of Executive Committee; Member of Management Contracts Committee	Trustee since 1986; Independent Chairman since 1995	Chairman and CEO, Mitchell & Titus LLP (independently registered public accounting firm) since 1974	BJ’s Wholesale Club, Inc.

Mario L. Baeza, Esq. (54)	Trustee; Member of Governance and Management Contracts Committees	Trustee since 1995

Chairman and CEO, The Baeza Group, LLC and Baeza & Co., LLC (Hispanic-owned investment firms) since 1995; Chairman, TCW/Latin America Partners, LLC (a private equity firm) since 1996 (Chief Executive Officer 1996- 2003)

Air Products and Chemicals, Inc.; and Tommy Hilfiger Corp.

James W. Compton (67)	Trustee; Chairman of Governance Committee; Member of Audit Committee	Trustee since 1997	President and Chief Executive Officer, Chicago Urban League (non-profit, civil rights and community-based organization) since 1978	Seaway National Bank of Chicago

William C. Dietrich (56)	Trustee; Chairman of Audit Committee; Member of Executive Committee	Trustee since 1986

Co-Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute) since 2001; Independent financial consultant, 2000 to 2001; Director of Finance & Administration, Streamline.com, Inc. – Washington Division and Vice President, Division Controller, Streamline Mid-Atlantic, Inc. (computerized shopping service), 1997-2000

Royce N. Flippin, Jr. (71)	Trustee; Member of Governance and Management Contracts Committees	Trustee since 1986	President, Flippin Associates (consulting firm) since 1992	EVCI Career Colleges Holding Corp.

John G. Guffey, Jr. (57)	Trustee; Chairman of Management Contracts Committee; Member of Audit Committee	Trustee since 1986	President, Aurora Press, Inc. (publisher of trade paperback books) since 2003; Treasurer and Director, Silby, Guffey and Co., Inc. (venture capital firm), 1988 to 2003	Calvert Group of Funds, except for Calvert Variable Series and Calvert Impact Fund; and Calvert Social Investment Foundation

Note: Number of portfolios in complex overseen by all Trustees is three.

Name (Age)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Christopher G. Kennedy (42)	Trustee; Member of Audit Committee	Trustee since 1995	President, Merchandise Mart Properties, Inc. (real estate management firm) since 2000; Executive Officer, Vornado Realty Trust (publicly traded real estate investment trust) since 2000	Interface, Inc.

Mellody L. Hobson* (36)	Trustee and President; Member of Executive Committee	Trustee since 1993; President since 2000	President, Ariel Capital Management, LLC since 2000; Senior Vice President and Director of Marketing, Ariel Capital Management, LLC, 1994-2000	The Estee Lauder Companies Inc.; Dreamworks Animation SKG, Inc.; and Starbucks Corporation

Merrillyn J. Kosier* (45)	Trustee and Vice President	Trustee since 2003; Vice President since 1999	Executive Vice President and Director of Mutual Fund Marketing and Investor Services, Ariel Capital Management, LLC since 1999

John W. Rogers, Jr.* (47)	Trustee	Trustee from 1986-1993 and since 2000	Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Capital Management, LLC; Portfolio Manager, Ariel Fund and Ariel Appreciation Fund	Aon Corporation; McDonald’s Corporation; Exelon Corporation; and Bally Total Fitness Holding Corp.

H. Carl McCall** (70)	Nominee for Trustee	Nominee in 2005	Principal of Convent Capital, LLC (financial advisory firm) since 2004; Comptroller of the State of New York, 1993-2002	Tyco International; New Plan Realty Corporation; and Standard Commercial Corporation

James M. Williams** (58)	Nominee for Trustee	Nominee in 2005	Vice President and Chief Investment Officer, J. Paul Getty Trust, since 2003; President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2003	SEI Mutual Funds

Note: Number of portfolios in complex overseen by all Trustees is three.

*Denotes Interested Person of the Funds within the meaning of section 2(a)(19) of the Investment Company Act of 1940

**Denotes Nominee for Trustee who does not currently serve as a Trustee and who will not serve as a Trustee until his election at the Meeting

TRUSTEE ACTIVITIES AND COMPENSATION

Meetings and Committees

The Ariel Mutual Funds’ Board of Trustees met four times during fiscal year 2005, and has four scheduled meetings for the fiscal year 2006.

Audit Committee. The Board of Trustees has established an Audit Committee, which is comprised entirely of Independent Trustees. The Audit Committee is responsible for the recommendation and retention of the independent accountants for the Funds. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of independent registered public accounting firms, including non-audit services performed. The Audit Committee reviews the qualifications of the independent registered public accounting firm’s key personnel involved in the foregoing activities and monitors the independent registered public accounting firm’s independence. The Audit Committee also oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, if appropriate in its judgment, the internal controls of certain service providers and the quality and objectivity of the Funds’ financial statements and the independent audits thereof. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met two times during the fiscal year 2005.

Executive Committee. The Board of Trustees has established an Executive Committee. The Executive Committee meets between meetings of the Board as necessary and is authorized to exercise all of the Board’s powers. The Executive Committee also serves as the committee reviewing all special pricing issues. The Executive Committee did not meet during the fiscal year 2005.

Governance Committee. The Board of Trustees has established a Governance Committee, which is comprised entirely of Independent Trustees. The Governance Committee oversees the independence and effective functioning of the Board of Trustees and monitors good practices for mutual fund boards. The Governance Committee also performs certain functions of a nominating committee. Shareholders of the Funds may submit suggested candidates for nomination as Independent Trustees to the Governance Committee. Any shareholder may submit the name of a candidate for consideration by the Governance Committee by submitting the recommendation in writing to the Trust’s Secretary. The Secretary will forward any such recommendation to the Chairman of the Governance Committee promptly upon receipt. The Governance Committee normally meets twice a year and, if necessary, more frequently. The Governance Committee met two times during fiscal year 2005.

Management Contracts Committee. The Board of Trustees has established a Management Contracts Committee, which is comprised entirely of Independent Trustees. The Management Contracts Committee oversees and reviews all management contracts and proposed management contracts between an investment adviser and the Trust in order to focus the Trustees on the key points and terms of the various management contracts. The Management Contracts Committee met once during fiscal year 2005.

All committees of the Board of Trustees operate in accordance with written charters. The Audit Committee’s written charter is attached as Appendix B. The Governance Committee’s written charter is available online at arielmutualfunds.com.

COMPENSATION OF TRUSTEES, OFFICERS, AND OTHERS

During the fiscal year ended September 30, 2005, compensation paid by the Funds to the Trustees not affiliated with the Adviser was as follows:

Name	Aggregate Compensation
Mario L. Baeza	$29,083
James Compton	$32,667
William C. Dietrich	$32,000
Royce N. Flippin, Jr.	$31,833
John G. Guffey, Jr.	$21,500
Christopher G. Kennedy	$27,750
Bert N. Mitchell	$25,667

Note: The Funds do not pay compensation to the “Interested” Trustees affiliated with the Adviser: John W. Rogers, Jr.; Mellody L. Hobson; and Merrillyn J. Kosier

Beginning on January 1, 2006, each of the Trustees will receive annual compensation of $30,000 (payable quarterly) for his service as a Trustee. In addition, each Trustee will receive $5,000 for each meeting of the Board he attends in person, and $2,500 for each meeting of the Board he attends via telephone. Chairpersons of the Board and each Committee will receive additional compensation. Each Trustee who is a member of a Committee will also receive additional compensation for attending the meetings of the
Committee(s) on which he serves.

Proposal 2

AMENDING OR ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTIONS OF ARIEL FUND AND ARIEL APPRECIATION FUND

Background

Ariel Investment Trust operates in accordance with the investment objectives and restrictions described in its Prospectus and Statement of Additional Information.

Ariel Investment Trust generally classifies its investment restrictions as either “fundamental” or “non-fundamental.” A fundamental investment restriction may be changed only by shareholder vote, while non-fundamental investment restrictions may be changed by vote of the Board of Trustees. The 1940 Act requires mutual funds to classify only certain restrictions as fundamental. With this proposal, Ariel Fund and Ariel Appreciation Fund seek to modernize their fundamental investment restrictions and gain greater investment flexibility by adopting a set of uniform fundamental investment restrictions. The Board of Trustees desires to have comparable fundamental investment restrictions in place for all of the Ariel Mutual Funds, thereby reducing confusion regarding the applicability of investment restrictions to the various Funds in the Trust. Because the Board of Trustees is only proposing to amend, eliminate or reclassify the fundamental investment restrictions of Ariel Fund and Ariel Appreciation Fund, only shareholders of those two Funds as of the record date are authorized to vote on Proposal 2.

Since the time the Trust was created, there have been a number of changes in the laws and regulations that govern the Funds. For example, significant federal legislation in 1996 pre-empted state regulation of all mutual funds. As a result, many investment policies previously imposed on Ariel Fund and Ariel Appreciation Fund by various states are no longer required.

Recently, the Adviser and the Funds’ Board of Trustees, with assistance from counsel, performed a comprehensive review of the Funds’ fundamental investment restrictions. Based on this review, the Board of Trustees has approved investment restriction revisions that are designed to simplify and modernize those policies that are required to be fundamental and eliminate those policies that are not required under law. The Board of Trustees desired uniformity among the investment restrictions of the Funds.

If each element of Proposal 2 is approved by the shareholders, each of Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund will have a uniform set of fundamental investment restrictions. The Board of Trustees may adopt, change or eliminate any non-fundamental investment restriction without the expense and delay of holding a shareholder meeting. At this time, the Board of Trustees has adopted the same non-fundamental investment restrictions for Ariel Fund and Ariel Appreciation Fund as have been adopted for Ariel Focus Fund, which are set forth in Appendix F.

Approval of these changes by shareholders would allow the Adviser greater flexibility to respond to a changing investment environment, subject to the supervision of the Board of Trustees and consistent with legal requirements, including published Securities and Exchange Commission (“SEC”) staff positions. The Adviser and the Board of Trustees both believe that the proposed changes will enhance the ability of the Adviser to manage the Trust’s investment portfolios. Please note, however, that certain changes in the fundamental investment restrictions of Ariel Fund and Ariel Appreciation Fund could increase the risks of investing in those two Funds.

Each proposed change to the Funds’ fundamental investment restrictions recommended by the Board of Trustees is discussed in detail below. The exact language of each proposed fundamental investment restriction is presented. If approved, the new fundamental investment restrictions could not be changed again without a shareholder vote. In order to help you understand the proposed changes, we have attached Appendices D, E, and F. Appendix D shows the current fundamental investment restrictions of Ariel Fund and Ariel Appreciation Fund. Appendix E shows the proposed fundamental investment restrictions for Ariel Fund and Ariel Appreciation Fund. Appendix F shows the non-fundamental investment restrictions that would apply to all Funds.

Voting Requirements

Approval of each element of Proposal 2 requires the favorable vote of a majority of the eligible votes of a Fund as defined by the 1940 Act. Proposal 2 is separated into elements specific to each type of fundamental investment restriction involved, e.g., diversification, borrowing and concentration, and is organized in the same order as the fundamental investment restrictions in Appendix D. You may vote separately for or against each element of Proposal 2.

If shareholders of the Funds approve some, but not all, elements of Proposal 2, the Funds will have a combination of certain current fundamental investment restrictions and certain new fundamental investment restrictions. The Trust intends to implement new restrictions effective February 1, 2006.

The Board of Trustees recommends that you vote for Proposal 2 and all its elements.

Proposal 2A

Proposal to Amend the Fundamental Investment Restriction of Ariel Fund and Ariel Appreciation Fund Regarding Diversification

Currently, neither of the two Funds may purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government,(1) its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer. The new fundamental investment restriction would retain the same 5% language, but also would add that this restriction is with respect to 75% of the value of the respective Fund’s total assets. Therefore, each of the Funds may invest up to 25% of its assets in one or more issuers, each of which could represent more than 5% of the total assets of that Fund. Alternatively, each of the Funds could invest up to 25% of its total assets in a single issuer. The Adviser believes that this increased flexibility may provide opportunities to enhance investment performance. At the same time, investing a larger percentage of a Fund’s assets in a single issuer’s securities, or in a larger portion of a single issuer’s total securities, increases the Fund’s exposure to risks associated with that issuer’s financial condition and business operations. The proposed fundamental investment restriction would permit each Fund, with respect to 25% of its total assets, to invest more than 5% of its total assets in an issuer’s securities. The Adviser would make such investments only when it believes the securities’ potential return justifies accepting the risks associated with the higher level of investment. The Board of Trustees believes that approval of this element of Proposal 2 is in the best interests of each of the two Funds and their respective shareholders.

The New Fundamental Investment Restriction on Diversification for each of the two Funds would be:

Diversification of Fund Investments. Neither Ariel Fund nor Ariel Appreciation Fund, with respect to 75% of each Fund’s total assets, may invest more than 5% of its total assets in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

(1) “U.S. Government Securities,” as used in this Proxy Statement, shall have the same meaning as “Government security” as defined in section 2(a)(16) of the Investment Company Act of 1940 (15 U.S.C. § 80a-1, et seq.) - any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

Proposal 2B

Proposal to Amend the Fundamental Investment Restriction Regarding Industry Concentration

Each of the two Funds currently is prohibited from concentrating its respective investments in a specific industry by not being permitted to invest 25% or more of its assets in companies considered to be in the same industry. This restriction does not apply, however, to U.S. Government Securities. The proposed uniform language would not affect either Fund’s current investment strategy, but merely replaces each Fund’s restriction with the same fundamental investment restriction used by Ariel Focus Fund. The Board of Trustees believes that approval of this element of Proposal 2 is in the best interests of each of the two Funds and their respective shareholders.

The New Fundamental Investment Restriction on Concentration for each of the two Funds would be:

Industry Concentration. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund’s total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

Proposal 2C

Proposal to Eliminate the Fundamental Investment Restriction Regarding the Purchase of More Than 10% of the Voting Securities of an Issuer

Currently, each of the two Funds is restricted from purchasing more than ten percent (10%) of the voting securities of any single issuer. Each of the two Funds intends to retain a non-fundamental restriction that would prevent the two Funds from purchasing securities for the purpose of exercising control over an issuer. While the two Funds may not purchase or hold more than 10% of the voting securities of any issuer, with respect to 75% of a Fund’s total assets (see Proposal 2A), the elimination of this fundamental investment restriction would allow the portfolio managers of each of the two Funds the flexibility to make significant, extraordinary investments in a single issuer or issuers with up to 25% of each Fund’s total assets. The Adviser believes that this increased flexibility may provide opportunities to enhance investment performance. At the same time, investing a larger percentage of a Fund’s assets in a single issuer’s securities, or in a larger portion of a single issuer’s total securities, increases the Fund’s exposure to risks associated with the issuer’s financial condition and business operations. The Adviser would make such investments only when it believes the securities’ potential return justifies accepting the risks associated with the higher level of investment. The Board of Trustees believes that the elimination of this fundamental investment restriction is in the best interests of each of the two Funds and their shareholders.

Proposal 2D

Proposal to Amend the Fundamental Investment Restriction Regarding Making Loans

The 1940 Act requires every mutual fund to adopt a fundamental policy regarding making loans. Each of the two Funds currently has a fundamental investment restriction regarding making loans that is somewhat confusing. It is proposed that each of the two Funds adopt a new fundamental investment restriction, which is the same as the fundamental investment restriction for Ariel Focus Fund and provides more continuity and flexibility. This fundamental investment restriction will allow each of the two Funds to purchase bonds, debentures, and other debt obligations if they are publicly distributed or traded or privately placed, and to enter into repurchase agreements, and will allow each Fund to lend portfolio securities, as long as the value of all securities loaned does not exceed 33% of such Fund’s total assets. The Board of Trustees believes the amendment to this fundamental investment restriction will give each of the two Funds more flexibility to lend money and securities. Such loans could generate additional income to the Funds and their shareholders. At the same time, lending money and securities increases a Fund’s exposure to risks associated with lending. The Adviser would lend money and securities only when it believes that the potential return from such activities justifies accepting the risks associated with these lending activities. The Board of Trustees believes that approval of this element of Proposal 2 is in the best interests of each of the two Funds and their respective shareholders.

The New Fundamental Investment Restriction for each of the two Funds Regarding Making Loans would be:

Lending Money or Securities. The Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund will not lend securities if such a loan would cause more than one-third of the Fund’s net assets to then be subject to such loans.

Proposal 2E

Proposal to Amend the Fundamental Investment Restriction Regarding Underwriting

Each of the two Funds has a fundamental investment restriction restricting it from underwriting the securities of other issuers. The proposed fundamental investment restriction for each of the two Funds is similar. This proposal is for the sake of uniformity between each of the two Funds and Ariel Focus Fund. This proposal is also for the sake of clarifying that the fundamental investment restriction regarding underwriting does not preclude either of the two Funds from selling restricted securities in its portfolio. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 is in the best interests of the two Funds and their shareholders.

The New Fundamental Investment Restriction on Underwriting for each of the two Funds would be:

Underwriting. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

Proposal 2F

Proposal to Eliminate the Fundamental Investment Restriction Regarding the Purchase of Illiquid Securities

Currently, each of the two Funds has a fundamental investment restriction that prevent it from purchasing securities which are subject to legal or contractual restrictions on resale, or which are not readily marketable. Ariel Fund also has a fundamental investment restriction which prevents it from entering into repurchase agreements maturing in more than seven days if at the time of purchase more than 10% of the Fund’s total assets would be so invested. Ariel Appreciation Fund has a fundamental investment restriction which prevents it from entering into repurchase agreements maturing in more than seven days if at the time of purchase more than 5% of the Fund’s total assets would be so invested. This proposal is for the sake of uniformity between each of the two Funds and Ariel Focus Fund.

Each of the two Funds’ current fundamental investment restriction is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares and the 1940 Act does not require the current fundamental investment restriction. Current SEC rules, which have changed in the past and may be changed in the future, limit a mutual fund’s purchase of illiquid securities to not more than 15% of net assets. If this element of Proposal 2 is approved, each of the two Funds intends to adopt a non-fundamental investment restriction limiting purchases of illiquid securities to no more than 15% of the value of its net assets, including repurchase agreements maturing in more than seven days. In the event either of the two Funds’ illiquid holdings exceeded 15% of its net assets (see Appendix F), the Adviser would act to remedy the situation as promptly as possible, although it is not required to dispose of portfolio holdings immediately if a Fund would suffer losses as a result.

Because each of the Funds intends to adopt the non-fundamental investment restriction described above, the Adviser does not believe that elimination of the current fundamental investment restriction would materially increase the risks to either of the two Funds or their shareholders. Approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to adopt or amend a non-fundamental investment restriction without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 would be in the best interests of each of the two Funds and their shareholders.

Proposal 2G

Proposal to Eliminate the Fundamental Investment Restriction Regarding Transactions with the Funds’ Officers or Trustees

Currently, each of the two Funds has a fundamental investment restriction stating that it may not purchase from or sell to any of the Fund’s officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions. This proposal is for the sake of uniformity between each of the two Funds and Ariel Focus Fund.

There are various prohibitions on insider transactions between a fund and its officers or trustees, but current interpretations of the 1940 Act do not require a fund to adopt a fundamental restriction prohibiting such transactions. If this element of Proposal 2 is approved, each of the two Funds intends to adopt a non-fundamental investment restriction preventing the Fund from purchasing securities from, or selling securities to, the Fund’s officers or trustees, or firms in which the Fund’s officers or trustees are members. Neither non-fundamental investment restriction would apply to the capital stock of the Funds, nor prevent the Fund’s officers or trustees, or firms in which the Fund’s officers or trustees are a member, from acting as a broker for the Fund for customary commissions.

Since each of the Funds intends to adopt the non-fundamental investment restriction described above, the Adviser does not believe that elimination of the current fundamental investment restriction would materially increase the risks to either of the two Funds or their shareholders. Approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to adopt or amend a non-fundamental investment restriction without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 would be in the best interests of each of the two Funds and their shareholders.

Proposal 2H

Proposal to Amend the Fundamental Investment Restriction Regarding Senior Securities and Borrowing

The current fundamental investment restriction regarding senior securities and borrowing by either of the two Funds is verbose and somewhat confusing.

Currently, each of the two Funds’ fundamental investment restriction governing the issuance of senior securities and borrowing is more restrictive than the 1940 Act currently requires. Each of the two Funds is restricted from issuing any senior securities. The proposed uniform language would not affect either of the two Funds’ current investment strategy but rather ensure that the restriction is consistent with Ariel Focus Fund’s restriction and clarify that the Funds may issue senior securities as permitted under the 1940 Act. If adopted, this limitation would not apply to selling short against the box (see the discussion of Proposal 2I, below). The 1940 Act defines a “Senior Security” as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

Further, if this element of Proposal 2 is approved, each of the two Funds intends to adopt a non-fundamental investment restriction that would prevent it from borrowing money except for emergency or temporary purchases, and would limit the amount of money that the Fund may borrow. Each of the two Funds intends to also adopt a non-fundamental investment restriction that would limit the Funds’ ability to purchase securities when it owes money by reason of such borrowing.

Since each of the Funds intends to adopt the non-fundamental investment restriction regarding borrowing described in the preceding paragraph, the Adviser does not believe that the amendment and elimination of the current fundamental investment restriction regarding senior securities and borrowing would materially increase the risks to either of the two Funds or their shareholders. Although the use of leverage can increase the volatility of a Fund, the adoption of the non-fundamental investment restriction described above is intended to minimize such risks by limiting a Fund’s ability to borrow money except in limited circumstances. Approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to adopt or amend a non-fundamental investment restriction without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 would be in the best interests of each of the two Funds and their shareholders.

The New Fundamental Investment Restriction on Issuing Senior Securities and Borrowing for each of the two Funds would be:

Senior Securities; Borrowing. The Fund may not issue senior securities except as permitted under the 1940 Act. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

Proposal 2I

Proposal to Amend the Fundamental Investment Restriction Regarding Short Selling, Margin Purchases, and Investing in Warrants and Commodities

Each of the two Funds currently has a fundamental investment restriction that the Fund may not make short sales of securities. It is proposed that each Fund’s fundamental investment restriction on short sales would be eliminated. The Adviser believes that eliminating the fundamental investment restriction regarding short selling would not materially increase the risk to either of the two Funds or their shareholders. Mutual funds are not required to adopt fundamental investment restrictions of this kind. Neither of the two Funds currently intends to engage in short selling securities. Accordingly, the Board of Trustees believes that eliminating the Funds’ current fundamental investment restrictions regarding short selling is in the best interests of the two Funds and their shareholders.

Each of the two Funds also currently has a fundamental investment restriction that the Fund may not purchase any securities on margin. It is proposed that each Fund’s fundamental investment restriction on purchasing securities on margin would be eliminated. If this element of Proposal 2 is approved, each of the two Funds intends to adopt a non-fundamental investment restriction that would restrict its ability to purchase securities on margin except in very limited circumstances. Because each of the Funds intends to adopt the non-fundamental investment restriction described above, the Adviser believes that eliminating the fundamental investment restriction regarding purchasing on margin would not materially increase the risk to either of the two Funds or their shareholders. Approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to adopt or amend a non-fundamental investment restriction without the expense and delay associated with a shareholder meeting.

Also, each of the two Funds currently has a fundamental investment restriction that the Funds may not invest in warrants. It is proposed that each Fund’s fundamental investment restriction on purchasing warrants would be eliminated. The Adviser believes that eliminating the fundamental investment restriction regarding purchasing warrants would not materially increase the risk to either of the two Funds or their shareholders. Mutual funds are not required to adopt fundamental investment restrictions of this kind. Neither of the two Funds currently intends to engage in purchasing warrants. In the future, if the Adviser deemed it advisable for either of the two Funds to purchase warrants, the Adviser would only do so in conformance with the Funds’ then current registration statement. Accordingly, the Board of Trustees believes that eliminating the Funds’ current fundamental investment restriction regarding purchasing warrants is in the best interests of the two Funds and their shareholders.

The 1940 Act requires every mutual fund to adopt a fundamental policy regarding purchasing commodities. This Proposal would adopt a new fundamental investment restriction for each of the two Funds regarding purchasing commodities that provides clarity and more flexibility. The proposed restriction would mirror Ariel Focus Fund’s fundamental investment restriction regarding commodities. The Adviser and the Board of Trustees believe that amending the fundamental investment restriction regarding commodities is in the best interests of each of the two Funds and their shareholders.

The New Fundamental Investment Restriction for each of the two Funds Regarding Investments in Commodities would be:

Commodities. The Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures.

Proposal 2J

Proposal to Eliminate the Fundamental Investment Restriction Regarding Puts, Calls, Straddles, and Spreads

Each of the two Funds currently has a fundamental investment restriction on the use of puts, calls, straddles, and spreads.

The Adviser believes that eliminating each of the Funds’ fundamental investment restriction regarding writing, purchasing, or selling puts, calls, straddles, or spreads would not materially increase the risk to either of the two Funds or their shareholders. Mutual funds are not required to adopt fundamental investment restrictions of this kind. Neither of the two Funds currently intends to engage in writing, purchasing, or selling puts, calls, straddles, or spreads. In the future, if the Adviser deemed it advisable for either of the two Funds to engage in writing, purchasing, or selling puts, calls, straddles, or spreads, the Adviser would only do so in conformance with the Funds’ then current registration statement. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 would be in the best interests of each of the two Funds and their shareholders.

Proposal 2K

Proposal to Eliminate the Fundamental Investment Restriction Regarding Investments in Companies with Affiliated Persons

Each of the two Funds currently has a fundamental investment restriction limiting the Fund’s ability to purchase securities of issuers whose securities are owned by officers or directors of the Fund or by the Adviser.

The 1940 Act does not require mutual funds to adopt fundamental investment restrictions regarding investments in companies with affiliated ownership, although the 1940 Act does regulate and restrict transactions with affiliates. Each of the two Funds’ current fundamental investment restriction is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. This fundamental investment restriction was intended to prevent potential conflicts of interest and self-dealing, conflicts which are otherwise addressed by federal and state law and internal compliance programs. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 would be in the best interests of each of the two Funds and their shareholders.

Proposal 2L

Proposal to Eliminate the Fundamental Investment Restriction Regarding Investments in Companies for the Purpose of Exercising Control

Each of the two Funds’ current fundamental investment restriction limits the Fund’s ability to invest in companies for the purpose of exercising control or management of such company.

The 1940 Act does not require the current fundamental investment restriction. The Adviser currently does not invest in any company for the purpose of exercising control or management. If this element of Proposal 2 is approved, each of the two Funds intends to adopt a non-fundamental investment restriction limiting investments in companies for the purpose of management or the exercise of control.

Because each of the Funds intends to adopt the non-fundamental investment restriction described above, the Adviser does not believe that elimination of the current fundamental investment restriction would materially increase the risks to either of the two Funds or their shareholders. Approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to adopt or amend a non-fundamental investment restriction without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 would be in the best interests of each of the two Funds and their shareholders.

Proposal 2M

Proposal to Amend the Fundamental Investment Restriction Regarding Investments in Real Estate

The 1940 Act requires every mutual fund to adopt a fundamental policy regarding investment in commodities and real estate. Proposal 2I addresses commodities restrictions.

This Proposal would adopt a new fundamental investment restriction regarding investments in real estate that provides clarity and more flexibility. The proposal also would mirror Ariel Focus Fund’s fundamental investment restrictions regarding real estate. Neither the current nor the proposed fundamental investment restrictions prevent the two Funds from purchasing securities issued by real estate companies. Direct investments in real estate, as opposed to purchasing securities issued by real estate companies, can be illiquid. Neither of the two Funds intends to change its investment strategies and invest directly in real estate as a result of a change in this fundamental investment restriction.

The New Fundamental Investment Restriction for each of the two Funds Regarding Investments in Real Estate would be:

Real Estate. The Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent the Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

Proposal 2N

Proposal to Eliminate the Fundamental Investment Restriction Regarding Investment in Oil, Gas, and Mineral Exploration

Each of the two Funds currently has a fundamental investment restriction that limits its ability to invest in interests in oil, gas, and other mineral exploration or development programs.

The 1940 Act does not require the current fundamental investment restriction. The Adviser does not plan to invest in interests in oil, gas, or other mineral exploration or development programs. Nothing in the current fundamental investment restrictions prevent either of the two Funds from investing in companies that engage in oil, gas, or other mineral exploration or development programs. The Adviser does not believe that elimination of the current fundamental investment restriction would materially increase the risks to either of the Funds or their shareholders. In the future, if the Adviser deemed it advisable for either of the two Funds to purchase interests in oil, gas, or other mineral exploration or development programs, the Adviser would only do so in conformance with the Funds’ then current registration statement. It is unlikely, however, that the Adviser would deem it advisable to purchase such interests. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 would be in the best interests of each of the two Funds and their shareholders.

Proposal 2O

Proposal to Eliminate the Fundamental Investment Restriction Regarding Investments in Other Investment Companies

Each of the two Funds’ current fundamental investment restriction limits the Fund’s ability to purchase the securities of other investment companies. Each of the two Funds’ current fundamental investment restriction is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds. Investment in shares of other investment companies is specifically addressed by Section 12(d)(1) of the 1940 Act and rules under the 1940 Act. The 1940 Act, and the rules thereunder, generally limit a fund to (i) purchasing not more than 3% of the total outstanding voting stock of another investment company, (ii) investing not more than 5% of its total assets in the securities of another investment company, and (iii) investing not more than 10% of its total assets in securities of all other investment companies.

The 1940 Act does not require the current fundamental investment restriction. Elimination of the current fundamental investment restriction will allow each of the two Funds to invest in other investment companies to the extent permitted by the 1940 Act, and will allow each of the two Funds to conform its fundamental investment restrictions to those of Ariel Focus Fund. To the extent that either of the two Funds invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of the investment companies in which the Fund invests. These expenses would be in addition to the expenses paid directly by the Fund and, to some extent, may be duplicative. The Adviser will take these expenses into account when reviewing whether such an investment is appropriate for a Fund and its shareholders.

Therefore, the Board of Trustees believes that elimination of the current fundamental investment restrictions regarding investment in other investment companies is in the best interests of each of the two Funds and their shareholders.

Proposal 2P

Proposal to Eliminate the Fundamental Investment Restriction Regarding Investments in Companies with Less than Three Years of Continuous Operations

Each of the two Funds’ current fundamental investment restriction limits the Fund’s ability to purchase the securities of companies with less than three years continuous operation, if such purchase would cause the Fund’s investment in that company to exceed 5% of the value of the Fund’s total assets.

The 1940 Act does not require the current fundamental investment restriction. Although companies with limited operating histories may be more risky and more volatile than companies with longer operating histories, the Adviser does not believe that elimination of the current fundamental investment restriction would materially increase the risks to either of the two Funds or their shareholders. The operating history of an issuer would be one of many investment factors reviewed by the Adviser. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 would be in the best interests of each of the two Funds and their shareholders.

Proposal 2Q

Proposal to Eliminate the Fundamental Investment Restriction Regarding Arbitrage

Each of the two Funds’ current fundamental investment restriction limits the Fund’s ability to engage in arbitrage transactions.

The 1940 Act does not require the current fundamental investment restriction. The Adviser does not believe that elimination of the current fundamental investment restriction would materially increase the risks to either of the two Funds or their shareholders. In the future, if the Adviser deemed it advisable for either of the two Funds to engage in arbitrage transactions, the Adviser would only do so in conformance with the Funds’ then current registration statement. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 would be in the best interests of the two Funds and its shareholders.

SOLICITATION OF PROXIES

The Funds have retained D.F. King & Co., Inc., 77 Water Street, New York, NY, 10005, a proxy solicitation firm, to assist in the solicitation of proxies. D.F. King may be paid on a per-call basis to solicit shareholders on behalf of the Funds at an anticipated cost of approximately $25,000 - $37,500. The Funds will pay 100% of those expenses.

In addition to the solicitation of proxies by mail, officers of the Funds and of the Adviser may also solicit proxies electronically, by telephone, by fax, in person, or by other means.

Additional information about the Funds and their operations may be found throughout this proxy statement and in the Funds’ registration statement.

SHAREHOLDER REPORTS

The Funds will furnish, without charge, a copy of their most recent Annual Reports and Semi-Annual Report, to any shareholder upon request. Shareholders desiring a copy of such reports should direct all written requests to Ariel Investment Trust, 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, or should call the Funds at 800-292-7435. Such reports are also available to shareholders online at arielmutualfunds.com.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds are not required to hold annual shareholders’ meetings, and none of the Funds intends to do so.

A Fund may hold special meetings as required or as deemed desirable by the Board of Trustees for several purposes, such as changing fundamental policies, electing or removing directors, or approving or amending its investment advisory agreement. Special shareholder meetings also may be called for any of the Funds upon the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote at any such meeting of that Fund.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the particular Fund in which they own shares. The address for each Fund is 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because the proposal must comply with certain federal securities regulations.

NOTICE TO BANKS, BROKERS-DEALERS, AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Funds in writing whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statements, other soliciting material and Annual Reports (or Semi-Annual Reports) you wish to receive in order to supply copies to the beneficial owners of shares. Write in care of the particular Fund or Funds you hold, 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

IMPORTANT SERVICE PROVIDERS

Ariel Mutual Funds (Ariel Investment Trust).

200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The Ariel Mutual Funds include three funds which are offered to the public: Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund.

Adviser. Ariel Capital Management, LLC

200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

Principal Underwriter. Ariel Distributors, Inc.
200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

Independent Accountants. KPMG LLP.

Counsel to the Trust. Seyfarth Shaw LLP.

Counsel to the Independent Trustees. Bell, Boyd & Lloyd LLC.

Custodian. State Street Bank and Trust Company.

LIST OF APPENDICES

Appendix A:	Nominees owning over 1% of any Fund, Shareholders owning over 5% of any Fund, and Eligible Votes

Appendix B:	Audit Committee Charter

Appendix C:	Officers of the Ariel Investment Trust and the Adviser

Appendix D:	Current Fundamental Investment Restrictions for Ariel Fund and Ariel Appreciation Fund

Appendix E:	Proposed Uniform Fundamental Investment Restrictions for Ariel Fund and Ariel Appreciation Fund

Appendix F:	Non-fundamental Investment Restrictions Intended to be Adopted by the Board of Trustees of Ariel Fund and Ariel Appreciation Fund

Appendix A

NOMINEES AND SHAREHOLDERS

Nominees Owning More Than 1% of the Shares of Any Fund

The Funds are unaware of any nominee who, as of November 14, 2005, owns more than 1% of the total outstanding shares of any of the Ariel Mutual Funds

Shareholders Owning More Than 5% of the Shares of Any Fund

Ariel Fund

The following chart lists shareholders, beneficial or of record, who owned more than 5% of Ariel Fund’s outstanding shares as of the November 14, 2005 record date:

Name and address	Number of shares owned	Ownership	% of outstanding shares
National Financial Services Corp for the Excl Benefit of Our Cust One World Financial Center 200 Liberty St New York NY 10281-1003	19,812,768.685	Beneficial	21.89%
Charles Schwab & Co Inc Reinvest Acct 101 Montgomery St San Francisco CA 94104-4122	15,045,373.391	Beneficial	16.62%
VALIC Separate Account A 2919 Allen Pkwy # L7-01 Houston TX 77019-2142	10,770,979.789	Beneficial	11.90%
MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr E 3rd Fl Jacksonville FL 32246-6484	7,336,785.640	Beneficial	8.11%

Ariel Appreciation Fund

The following chart lists shareholders, beneficial or of record, who owned more than 5% of Ariel Appreciation Fund’s outstanding shares as of the November 14, 2005 record date:

Name and address	Number of shares owned	Ownership	% of outstanding shares
National Financial Services Corp for the Excl Benefit of Our Cust One World Financial Center 200 Liberty St New York NY 10281-1003	17,367,824.812	Beneficial	25.31%
Charles Schwab & Co Inc Reinvest Acct 101 Montgomery St San Francisco CA 94104-4122	11,844,095.649	Beneficial	17.26%
VALIC Separate Account A 2919 Allen Pkwy # L7-01 Houston TX 77019-2142	8,930,240.134	Beneficial	13.01%

Ariel Focus Fund

The following chart lists shareholders, beneficial or of record, who owned more than 5% of Ariel Focus Fund’s outstanding shares as of the November 14, 2005 record date:

Name and address	Number of shares owned	Ownership	% of outstanding shares
Ariel Capital Management, LLC 200 E Randolph St Ste 2900 Chicago IL 60601-6436	498,828.125	Record	45.40%
Charles K Bobrinskoy & Mary Anne Bobrinskoy JTWROS C/O Ariel Capital Management, LLC 200 E Randolph St Ste 2900 Chicago IL 60601-6436	200,009.775	Record	18.21%
John W Rogers, Jr. Ariel Capital Management 200 E Randolph Dr Ste 2900 Chicago IL 60601-6436	119,552.234	Record	10.88%

Other than as listed above, the Funds are unaware of any shareholders, beneficial or of record, who owned more than 5% of the Funds’ outstanding shares as of the November 14, 2005 record date.

As of the November 14, 2005 record date, the trustees and officers of the Ariel Mutual Funds as a group owned less than 1% of Ariel Fund, less than 1% of Ariel Appreciation Fund, and greater than 1% of Ariel Focus Fund (not including the shares held by the Ariel Capital Management, LLC Employees Profit Sharing Plan). The Ariel Capital Management, LLC Employees Profit Sharing Plan owns less than 1% of Ariel Fund, less than 1% of Ariel Appreciation Fund, and 2.43% (26,680.775 shares) of Ariel Focus Fund. John W. Rogers, Jr. is a controlling owner of Ariel Capital Management, LLC and the trustee of the Ariel Capital Management, LLC Employees Profit Sharing Plan, and therefore has voting and dispositive control of those entities’ shares.

As of the November 14, 2005 record date, none of the Independent Trustees owned beneficially or of record any shares of the Adviser or Ariel Distributors, Inc. (the principal underwriter), or of any person directly or indirectly controlling, controlled by, or under common control with the Adviser or Ariel Distributors, Inc.

The following table shows the dollar range of equity securities “beneficially” owned (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by each Trustee as of November 14, 2005 in the Funds. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000, and over $100,000.

Aggregate Dollar Range of
		Dollar Range of Equity	Equity Securities in All Funds
Name of Trustee		Securities Owned in	Overseen or to be Overseen by
or Nominee	Name of Fund	Each Fund	Trustee or Nominee in the Trust

Trustees Who Are Not Interested Persons of the Trust:

Mario L. Baeza	Ariel Fund	None	$10,001-50,000
	Ariel Appreciation Fund	$10,001-50,000
	Ariel Focus Fund	None

James W. Compton	Ariel Fund	Over $100,000	Over $100,000
	Ariel Appreciation Fund	Over $100,000
	Ariel Focus Fund	$1-10,000

Aggregate Dollar Range of
		Dollar Range of Equity	Equity Securities in All Funds
Name of Trustee		Securities Owned in	Overseen or to be Overseen by
or Nominee	Name of Fund	Each Fund	Trustee or Nominee in the Trust

Trustees Who Are Not Interested Persons of the Trust:

William C. Dietrich	Ariel Fund	$50,001-100,000	$50,001-100,000
	Ariel Appreciation Fund	None
	Ariel Focus Fund	$1-10,000

Royce N. Flippin, Jr.	Ariel Fund	$10,001-50,000	$10,001-50,000
	Ariel Appreciation Fund	$1-10,000
	Ariel Focus Fund	None

John G. Guffey, Jr.	Ariel Fund	$50,001-100,000	Over $100,000
	Ariel Appreciation Fund	$50,001-100,000
	Ariel Focus Fund	$50,001-100,000

Christopher G. Kennedy	Ariel Fund	Over $100,000	Over $100,000
	Ariel Appreciation Fund	Over $100,000
	Ariel Focus Fund	$50,001-100,000

Bert N. Mitchell	Ariel Fund	Over $100,000	Over $100,000
	Ariel Appreciation Fund	Over $100,000
	Ariel Focus Fund	Over $100,000

H. Carl McCall*	Ariel Fund	$10,001-50,000	$10,001-50,000
	Ariel Appreciation Fund	None
	Ariel Focus Fund	None

James M. Williams*	Ariel Fund	None	None
	Ariel Appreciation Fund	None
	Ariel Focus Fund	None

* Denotes Nominee for Trustee who does not currently serve as a Trustee and who will not serve as a Trustee until his election at the Meeting

Trustees Who Are Interested Persons of the Trust:

Mellody L. Hobson	Ariel Fund	Over $100,000	Over $100,000
	Ariel Appreciation Fund	Over $100,000
	Ariel Focus Fund	$50,001-100,000

Merrillyn J. Kosier	Ariel Fund	$1-10,000	$50,001-100,000
	Ariel Appreciation Fund	$1-10,000
	Ariel Focus Fund	$50,001-100,000

John W. Rogers, Jr.	Ariel Fund	Over $100,000	Over $100,000
	Ariel Appreciation Fund	Over $100,000
	Ariel Focus Fund	Over $100,000

Eligible Votes

As of the record date, there were a total of 90,519,821.311 shares outstanding and eligible votes for Ariel Fund, 68,621,821.369 shares outstanding and eligible votes for Ariel Appreciation Fund, and 1,098,622.245 shares outstanding and eligible votes for Ariel Focus Fund.

Appendix B

AUDIT COMMITTEE CHARTER FOR THE
ARIEL INVESTMENT TRUST

Audit Committee Charter

Adopted November 18, 2003

I.      PURPOSE

The Audit Committee is a committee of the Board of Trustees (the “Board”) of Ariel Investment Trust (the “Trust”). Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the Trust’s independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, the internal accounting staff of the accounting service agent appointed by the Trust’s investment adviser (the “Adviser”) and the Board.

Management has the primary responsibility to establish and maintain systems for accounting, reporting and internal controls, which functions may be delegated to an accounting service agent, provided management provides adequate oversight.

The independent auditors have the primary responsibility to plan and implement proper audits, with proper consideration given to internal controls, of the Trust’s accounting and reporting practices.

The Audit Committee may have additional functions and responsibility as deemed appropriate by the Board or the Audit Committee.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits nor to determine that the Trust’s financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws, regulations or any code of ethics approved or adopted by the Board.

II.    COMPOSITION

The Audit Committee shall be comprised of three or more independent board members. For purposes of this Charter, a board member shall be deemed to be independent if he or she (1) is not an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, (2) has not accepted any consulting, advisory or other compensatory fee from the Trust except for services as a trustee or member of a Board committee and (3) is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.

The members of the Audit Committee shall be appointed by the Board and shall serve at the pleasure of the Board. Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote.

III.   MEETINGS

The Audit Committee shall meet twice annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

IV.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

A.    Charter. Review this Charter annually and recommend any proposed changes to the Board.

B.    Internal Controls

1.     Review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls.

2.     Review with management and the independent auditors:

a.     any significant audit findings related to the Trust’s systems for accounting, reporting and internal controls; and

b.     any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

C.    Independent Auditors

1.     Approve, and recommend to all of the non-interested trustees if such approval was not by a majority of the non-interested trustees, the selection, retention or termination of the independent auditors and approve the fees and other compensation to be paid to the independent auditors. Such engagement shall be pursuant to a written engagement letter approved by the Audit Committee, which shall provide, among other things, that:

•      The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors; and

•      The independent auditors shall report directly to the Audit Committee.

2.     Pre-approve any engagement of the independent auditors to provide any audit or non-audit services to the Trust (other than the “prohibited non-audit services” specified below), including the fees and other compensation to be paid to the independent auditors, unless the engagement to render such services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee that are detailed as to the particular service (provided the Audit Committee is informed of each such service).(2) The Committee may designate from time to time one or more of its members acting singly or together, as the Committee may designate, to pre-approve such services on behalf of the Audit Committee. The Chair of the Audit Committee (or, in his or her absence, any other member of the Audit Committee) may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.

The independent auditors shall not perform any of the following non-audit services for the Trust (“prohibited non-audit services”):

a.     Bookkeeping or other services related to the accounting records or financial statements of the Trust;

b.     Financial information systems design and implementation;

c.     Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

d.     Actuarial services;

e.     Internal audit outsourcing services;

f.      Management functions or human resources;

g.     Broker or dealer, investment adviser or investment banking services;

h.     Legal services or expert services unrelated to the audit; and

i.      Any other services that the Public Company Accounting Oversight Board determines are impermissible.

3.     Pre-approve any engagement of the independent auditors to provide any non-audit services to the Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted or overseen by the

(2) Pre-approval of non-audit services to the Trust is not required, if:

•    the services were not recognized by management at the time of the engagement as non-audit services;

•    the aggregate fees for all non-audit services provided to the Trust are less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; and

•    such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for in this section) prior to the completion of the audit.

Adviser) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust if the engagement relates directly to the operations or financial reporting of the Trust, including the fees and other compensation to be paid to the independent auditors.(3) The Committee may designate from time to time one or more of its members acting singly or together, as the Committee may designate, to pre-approve such services on behalf of the Audit Committee. The Chair of the Audit Committee (or, in his or her absence, any other member of the Audit Committee) may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.

4.     On an annual basis, request, receive in writing and review the independent auditors’ specific representations as to their independence, including identification of all significant relationships the independent auditors have with the Trust, management, any affiliates and any material service provider to the Trust and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself as to the independent auditors’ independence.

5.     On an annual basis, meet with the independent auditors and management to review the arrangements for and scope of the proposed audits for the current year and the audit procedures to be utilized.

6.     Review any special audits as previously approved by the Audit Committee.

7.     On an annual basis at the conclusion of the audit, meet with the independent auditors and management to review the audit results, including any comments or recommendations of the independent auditors or management regarding their assessment of significant risks or exposures and the steps taken by management to minimize such risks to the Trust and any deviations from the proposed scope of the audit previously presented to the Audit Committee.

8.     Review any management letter prepared by the independent auditors and management’s response to any such letter.

D.    Financial Reporting Processes

1.     Meet with management and the independent auditors and review the matters that the independent auditors believe should be communicated to the Audit Committee in accordance with auditing professional standards.

(3) Pre-approval of such non-audit services to the Adviser or an affiliate of the Adviser is not required, if:

•             the services were not recognized by management at the time of the engagement as non-audit services;

•             the aggregate fees for all such non-audit services provided to the Adviser and all entities controlling, controlled by or under common control with the Adviser and not pre-approved are less than 5% of the total fees for non-audit services requiring pre-approval under this Charter paid by the Trust, the Adviser and all such other entities to its independent auditors during the fiscal year in which the non-audit services are provided; and

•             such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them prior to the completion of the audit.

E.     Other Responsibilities

1.     Report its significant activities to the Board and make such recommendations with respect to the foregoing matters as the Audit Committee may deem necessary or appropriate.

2.     Have direct access to management and personnel responsible for the Trust’s accounting and financial reporting and for the Trust’s internal controls, as well as to the independent auditors and the Trust’s other service providers.

3.     Have the authority to investigate any other matter brought to its attention within the scope of its duties and, in its discretion, to retain special legal, accounting or other experts or consultants to advise the Audit Committee, which may be at the expense of the Trust, if, in the Audit Committee’s judgment, that is appropriate. The Audit Committee may request any officer or employee of the Adviser, the Trust’s independent auditors, or outside counsel to attend any meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

4.     Have the authority to review any violations brought to its attention by the Trust’s Chief Legal Officer under the Trust’s Sarbanes Oxley Code of Ethics and to review any waivers sought by a covered officer under that code.

5.     Perform any other activities consistent with this Charter, the Trust’s Declaration of Trust and Bylaws and governing law as the Audit Committee or the Board deems necessary or appropriate.

6.     Maintain minutes of its meetings.

Appendix C

OFFICERS OF THE ARIEL INVESTMENT TRUST
AND
ARIEL CAPITAL MANAGEMENT, LLC

Ariel Investment Trust officers (including some interested Trustees) all hold positions as executive officers with the Adviser and its affiliates, including Ariel Capital Management, LLC (the Adviser) and Ariel Distributors, Inc. (the principal underwriter). The descriptions for Mellody L. Hobson and Merrillyn J. Kosier can be found under the “Information about the Nominees.” The Funds do not pay salaries to any of their officers. Each of the Funds’ officers serves until his or her retirement, resignation, death, removal or mental or physical incapacity. The business address for each of the officers is: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

	Position(s) Held	Length of	Principal Occupation(s)
Name (Age)	with Funds	Time Served	During Past Five Years

Tom Herman, CPA (43)	Treasurer	Since 2005

Senior Vice President, Finance, Ariel Capital Management, LLC, since 2005; Vice President and Controller of Ariel Capital Management, LLC, 2004-2005; Regional Financial Manager, Otis Elevator Company, 1999-2004

Erik D. Ojala (30)	Vice President and Secretary	Vice President since 2003; Secretary since 2004

Vice President, Assistant General Counsel, Ariel Capital Management, LLC, since 2003 (Compliance Officer, Ariel Capital Management, LLC, 2003-2004); Attorney, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor thereto, 2000 to 2003

Sheldon R. Stein (77)	Vice President	Since 2002

Vice President, General Counsel, Ariel Capital Management, LLC since 2001; Of Counsel, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor thereto, since 2001; Member, D’Ancona & Pflaum LLC, 1974 to 2001

Anita M. Zagrodnik (45)	Vice President, Chief Compliance Officer, Assistant Secretary and Assistant Treasurer	Vice President, Assistant Secretary and Assistant Treasurer since 2003; Chief Compliance Officer since 2004	Vice President, Fund Administration, Ariel Capital Management, LLC, since 2003; Principal, ideassociates, LLC (financial services consulting firm), 1999 to 2003

Appendix D

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

OF
ARIEL FUND AND ARIEL APPRECIATION FUND

Ariel Fund and Ariel Appreciation Fund have adopted the following fundamental investment restrictions; neither Fund may:

(1)           Purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer.

(2)           Concentrate (e.g., invest) more than 25% of the value of its total assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

(3)           Purchase more than 10% of the outstanding voting securities of any issuer.

(4)           Make loans (other than loans of its portfolio securities, loans through the purchase of money market instruments and repurchase agreements, or loans through the purchase of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions). The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans. (Se also “Additional Information about Lending Securities and Repurchase Agreements – Loans of Portfolio Securities.”)

(5)           Underwrite the securities of other issuers.

(6)           Purchase securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or which are repurchase agreements not terminable within seven days if at the time of purchase more than 5% of the Appreciation Fund’s total assets or 10% of Ariel Fund’s total assets would be so invested.

(7)           Purchase from or sell to any of the Fund’s officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

(8)           Issue senior securities or borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. In order to secure any such bank borrowings under this section, the Fund may pledge, mortgage or hypothecate the Fund’s assets and then in an amount not greater than 15% of the value of its total assets. The Fund will not borrow for leverage purposes and investment securities will not be purchased while any borrowings are outstanding.

(9)           Make short sales of securities, purchase any securities on margin, or invest in warrants or commodities.

(10)         Write, purchase or sell puts, calls, straddles or spreads, or combinations thereof.

(11)         Purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than ? of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

(12)         Invest for the purpose of exercising control or management of another issuer.

(13)         Invest in real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate or real estate mortgages and may invest in the securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

(14)         Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

(15)         Purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(16)         Purchase the securities of companies which have a record of less than three years’ continuous operation if, as a result, more than 5% of the value of the Fund’s assets would be invested in securities of such issuer.

(17)         Engage in arbitrage transactions.

All of the above restrictions apply as of the time of the transaction entered into by either Fund without regard to later changes in the value of any portfolio security or the assets of the Fund.

Appendix E

PROPOSED UNIFORM FUNDAMENTAL
INVESTMENT RESTRICTIONS
FOR ARIEL FUND AND ARIEL APPRECIATION FUND

(1)           Commodities. The Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures.

(2)           Real Estate. The Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent the Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

(3)           Diversification of Fund Investments. Neither Ariel Fund nor Ariel Appreciation Fund, with respect to 75% of each Fund’s total assets, may invest more than 5% of its total assets in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

(4)           Industry Concentration. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund’s total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

(5)           Senior Securities; Borrowing. The Fund may not issue senior securities except as permitted under the 1940 Act. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

(6)           Underwriting. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

(7)           Lending Money or Securities. The Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund will not lend securities if such a loan would cause more than one-third of the Fund’s net assets to then be subject to such loans.

Appendix F

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
INTENDED TO BE ADOPTED
BY THE BOARD OF TRUSTEES OF
ARIEL FUND AND ARIEL APPRECIATION FUND

(1)           Margin. The Fund may not purchase any securities on margin, except that the Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; or (b) make margin deposits in connection with transactions in futures and forward contracts.

(2)           Borrowing. The Fund may not borrow money except from banks for temporary or emergency purposes in an amount not exceeding 33-1/3% of the value of its total assets (including amounts borrowed). The Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

(3)           Futures. The Fund may not purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of the Fund’s total assets.

(4)           Illiquid Securities. The Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.

(5)           Investing for Control. The Fund may not invest for the purpose of exercising control or management of another issuer.

(6)           Officer and Trustees. The Fund may not purchase from or sell to any of the Trust’s officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary compensation.

Slow and Steady Wins the Race

Ariel Investment Trust
200 East Randolph Drive, Suite 2900
Chicago, Illinois 60601
800-292-7435
arielmutualfunds.com	AMF Proxy 12/05

C/O PROXY TABULATOR P.O. BOX 9142 FARMINGDALE, NY 11735	YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.
	VOTE-BY-INTERNET	OR	VOTE-BY-TELEPHONE
	LOG ON TO THE INTERNET AND		CALL TOLL-FREE
	GO TO: www.proxyweb.com		1-888-221-0697

You should have your Proxy Card in hand when voting, either by Internet or Telephone. If you vote over the Internet or by Telephone, please do not mail your Card.

FUND NAME PRINTS HERE

This proxy is solicited on behalf of the Board of Trustees of the Ariel Investment Trust. The undersigned, revoking previous proxies for such shares, hereby appoints Merrillyn J. Kosier, Erik Ojala and Arthur Don, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund (each a Fund and together, the “Funds” or the “Ariel Mutual Funds”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds (the “Special Meeting”) to be held at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601 on January 13, 2006 commencing at 9 a.m. Central Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Special Meeting is acknowledged. If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

The full text of the proposal can be found within the enclosed proxy statement.
Please be sure to sign, date and return this Proxy in the enclosed envelope if you are not voting by Internet or Telephone.
Date

Signature(s) (Sign in the Box)

Note: Please sign exactly as your name(s) appear hereon. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

Ariel - MM

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

1.	Shareholders of all Ariel Mutual Funds are being asked to elect Trustees of the Funds:								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Mario L. Baeza	04.	Royce N. Flippin, Jr.	07.	Christopher G. Kennedy	10.	John W. Rogers, Jr.
	02.	James W. Compton	05.	John G. Guffey, Jr.	08.	Merrillyn J. Kosier	11.	H. Carl McCall	☐	☐	☐
	03.	William C. Dietrich	06.	Mellody L. Hobson	09.	Bert N. Mitchell	12.	James M. Williams

Instructions: To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.

2.

Shareholders of Ariel Fund and Ariel Appreciation Fund are being asked to approve the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

									FOR ALL (Except as marked)	AGAINST ALL	ABSTAIN ALL
	2A.	Diversification			2J.	Puts, Calls, Straddles, and Spreads
	2B.	Concentration			2K.	Investments in Companies with Affiliated Persons
	2 C .	The Purchase of More than 10% of the Voting Securities of an Issuer			2L.	Investments in Companies with the Purpose of Exercising Control			☐	☐	☐
	2D.	Making Loans			2M.	Investments in Real Estate
	2E.	Underwriting			2N.	Investment in Oil, Gas, and Mineral Exploration
	2F.	Purchase of Illiquid Securities			2O.	Investments in Other Investment Companies
	2G. 2H.	Transactions with the Funds’ Officers or Trustees Senior Securities and Borrowing			2P.	Investments in Companies with Less than Three Years of Continuous Operations
	2I.	Short Selling, Margin Purchases, and Investing in Warrants and Commodities			2Q.	Arbitrage

	Instructions: To withhold authority to vote for any particular sub-proposal, mark the box “FOR ALL (Except as marked)” and write the number and letter(s) of the sub-proposal on the line provided.									Ariel - MM